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                                                               EXHIBIT (17)(a)

                        INVESTMENT COMPANIES FOR WHICH
                VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
                  ACTS AS PRINCIPAL UNDERWRITER OR DEPOSITOR
                               DECEMBER 23, 1997



Van Kampen American Capital U.S. Government Trust
Van Kampen American Capital U.S. Government Fund
Van Kampen American Capital Tax Free Trust
Van Kampen American Capital Insured Tax Free Income Fund
Van Kampen American Capital Tax Free High Income Fund
Van Kampen American Capital California Insured Tax Free Fund
Van Kampen American Capital Municipal Income Fund
Van Kampen American Capital Intermediate Term Municipal Income Fund Van Kampen American Capital Florida Insured Tax Free Income Fund
Van Kampen American Capital New York Tax Free Income Fund
Van Kampen American Capital Trust
Van Kampen American Capital High Yield Fund
Van Kampen American Capital Short-Term Global Income Fund
Van Kampen American Capital Strategic Income Fund
Van Kampen American Capital Equity Trust
Van Kampen American Capital Utility Fund
Van Kampen American Capital Value Fund
Van Kampen American Capital Great American Companies Fund
Van Kampen American Capital Growth Fund
Van Kampen American Capital Prospector Fund
Van Kampen American Capital Aggressive Growth Fund
Van Kampen American Capital Foreign Securities Fund
Van Kampen American Capital Pennsylvania Tax Free Income Fund
Van Kampen American Capital Tax Free Money Fund
Van Kampen American Capital Prime Rate Income Trust
Van Kampen American Capital Comstock Fund
Van Kampen American Capital Corporate Bond Fund
Van Kampen American Capital Emerging Growth Fund
Van Kampen American Capital Enterprise Fund
Van Kampen American Capital Equity Income Fund
Van Kampen American Capital Limited Maturity Government Fund
Van Kampen American Capital Global Managed Assets Fund
Van Kampen American Capital Government Securities Fund
Van Kampen American Capital Growth and Income Fund
Van Kampen American Capital Harbor Fund
Van Kampen American Capital High Income Corporate Bond Fund
Van Kampen American Capital Life Investment Trust
     Van Kampen American Capital Asset Allocation Portfolio
     Van Kampen American Capital Domestic Income Portfolio
     Van Kampen American Capital Emerging Growth Portfolio
     Van Kampen American Capital Enterprise Portfolio
     Van Kampen American Capital Global Equity Portfolio
     Van Kampen American Capital Government Portfolio
     Van Kampen American Capital Growth and Income Portfolio
     Van Kampen American Capital Money Market Portfolio
     Van Kampen American Capital Strategic Stock Portfolio
     Morgan Stanley Real Estate Securities Portfolio


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Van Kampen American Capital Pace Fund
Van Kampen American Capital Real Estate Securities Fund
Van Kampen American Capital Reserve Fund
Van Kampen American Capital Tax -Exempt Trust
     Van Kampen American Capital High Yield Municipal Fund
Van Kampen American Capital U.S. Government Trust for Income
Van Kampen American Capital World Portfolio Series Trust
     Van Kampen American Capital Global Equity Fund
     Van Kampen American Capital Global Government Securities Fund Morgan Stanley Aggressive Equity Fund
Morgan Stanley American Value Fund
Morgan Stanley Asian Growth Fund
Morgan Stanley Emerging Markets Fund
Morgan Stanley Global Equity Allocation Fund
Morgan Stanley Global Fixed Income Fund
Morgan Stanley Government Obligations Money Market Fund
Morgan Stanley High Yield Fund
Morgan Stanley International Magnum Fund
Morgan Stanley Latin American Fund
Morgan Stanley Money Market Fund
Morgan Stanley Stable Value Fund (SVFRX)
Morgan Stanley Stable Value Fund II (SVFIX)
Morgan Stanley U.S. Real Estate Fund
Morgan Stanley Value Fund
Morgan Stanley Worldwide High Income Fund

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
Insured Municipals Income Trust                                                 Series 395
Insured Municipals Income Trust (Short Intermediate Term)                       Series 106
Insured Municipals Income Trust (Intermediate Term)                             Series 89
Insured Municipals Income Trust (Limited Term)                                  Series 86
Arizona Insured Municipals Income Trust                                         Series 18
California Insured Municipals Income Trust                                      Series 171
Colorado Insured Municipals Income Trust                                        Series 85
Connecticut Insured Municipals Income Trust                                     Series 36
Florida Insured Municipals Income Trust                                         Series 119
Georgia Insured Municipals Income Trust                                         Series 86
Indiana Insured Municipals Income Trust                                         Series 1
Kentucky Investors' Quality Tax-Exempt Trust                                    Series 60
Maryland Investors' Quality Tax-Exempt Trust                                    Series 83
Massachusetts Insured Municipals Income Trust                                   Series 35
Michigan Insured Municipals Income Trust                                        Series 148
Minnesota Insured Municipals Income Trust                                       Series 61
Missouri Insured Municipals Income Trust                                        Series 104
New Jersey Insured Municipals Income Trust                                      Series 121
New York Insured Municipals Income Trust                                        Series 144
North Carolina Investors' Quality Tax-Exempt Trust                              Series 93
Ohio Insured Municipals Income Trust                                            Series 108
Pennsylvania Insured Municipals Income Trust                                    Series 233
South Carolina Investors' Quality Tax-Exempt Trust                              Series 86
Tennessee Insured Municipals Income Trust                                       Series 40
Virginia Investors' Quality Tax-Exempt Trust                                    Series 79
United States Territorial Insured Municipals Income Trust                       Series 1
Van Kampen American Capital Insured Income Trust                                Series 70
Van Kampen American Capital Insured Income Trust (Intermediate Term)            Series 68
Internet Trust                                                                  Series 8
Strategic Ten Trust, United States Portfolio                                    December 1997
                                                                                Series
Strategic Ten Trust, United Kingdom                                             December 1997
                                                                                Series
Strategic Ten Trust, Hong Kong                                                  December 1997
                                                                                Series
Strategic Five Trust, United States Portfolio                                   December 1997
                                                                                Series
Strategic Fifteen Trust Global Portfolio                                        December 1997
                                                                                Series
Strategic Thirty Trust Global Portfolio                                         December 1997
                                                                                Series
Great International Firms Trust                                                 Series 3
Blue Chip Opportunity and Treasury Trust                                        Series 5
Blue Chip Opportunity Trust                                                     Series 3
Baby Boomer Opportunity Trust                                                   Series 3
Global Energy Trust                                                             Series 4
Principal Financial Securities, Inc. Biotechnology Trust                        Series 1
International Assets Advisory Corp. Global Passport Series
Infrastructure and Utilities Growth Trust                                       Series 1